UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 17, 2013

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

(Exact name of registrant as specified in charter)

Nevada	000-26309	98-0200471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4235 Commerce Street, Little River, South Carolina	29566
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (843) 390-2500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement

On June 17, 2013, I.E.T., Inc., the wholly-owned subsidiary of Integrated Environmental Technologies, Ltd. (collectively referred to herein as the “Company”), and Benchmark Performance Group, Inc. (“Benchmark”) entered into an Asset Purchase Agreement (the “Agreement”), whereby the Company purchased nineteen EcaFlo™ machines owned by Benchmark as well as the rights to the Excelyte® trademark and certain other intangible assets.  The purchase price for the nineteen EcaFlo™ machines, the Excelyte® trademark and other intangible assets is $190,000.  The Company paid $38,000 in conjunction with the closing of the Agreement and has issued a promissory note with a principal balance of $152,000.  The promissory note bears interest at a rate of 7% per annum and requires the Company to make twenty-four monthly payments of $6,805 commencing August 1, 2013.  The promissory note is secured by the nineteen EcaFlo™ machines.

The Company issued a press release related to the Agreement, a copy of which is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description
4.1	7% Secured Promissory Note in the principal amount of $152,000 issued by I.E.T., Inc. to Benchmark Performance Group, Inc. dated June 17, 2013.
10.1
Asset Purchase Agreement, dated as of June 17, 2013, by and between I.E.T., Inc. and Benchmark Performance Group, Inc.  Upon the request of the Securities and Exchange Commission, the Company agrees to furnish copies of each of the following schedules and exhibits:  Schedule I – Equipment; Schedule II – Intangible Property; Exhibit A – Form of Secured Promissory Note; Exhibit B – Form of Trademark Assignment; Exhibit C – Form of Domain Name Assignment; Exhibit D – Form of State Registration Assignment.

99.1	Press Release Re: Integrated Environmental Technologies, Ltd. Announces Asset Purchase Agreement and Update on Oil and Gas Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

June 19, 2013	By:	/s/ David R. LaVance
David R. LaVance
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	7% Secured Promissory Note in the principal amount of $152,000 issued by I.E.T., Inc. to Benchmark Performance Group, Inc. dated June 17, 2013.
10.1
Asset Purchase Agreement, dated as of June 17, 2013, by and between I.E.T., Inc. and Benchmark Performance Group, Inc. Upon the request of the Securities and Exchange Commission, the Company agrees to furnish copies of each of the following schedules and exhibits: Schedule I – Equipment; Schedule II – Intangible Property; Exhibit A – Form of Secured Promissory Note; Exhibit B – Form of Trademark Assignment; Exhibit C – Form of Domain Name Assignment; Exhibit D – Form of State Registration Assignment.

99.1	Press Release Re: Integrated Environmental Technologies, Ltd. Announces Asset Purchase Agreement and Update on Oil and Gas Market.